UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 18, 2025

Friedman Industries, Incorporated
(Exact name of registrant as specified in its charter)

Texas (State or other jurisdiction of incorporation)	1-07521 (Commission File Number)	74-1504405 (IRS Employer Identification No.)

1121 Judson Rd., Suite 124 Longview, Texas (Address of principal executive offices)	(903) 758-3431 (Registrant’s telephone number, including area code)	75601 (Zip Code)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $1 Par Value	FRD	Nasdaq Global Select Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company         ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.         ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On September 18, 2025, Friedman Industries, Incorporated (the “Company”) held its Annual Meeting of Shareholders. At the meeting, the shareholders voted on the election of seven directors of the Company to hold office until the next Annual Meeting of Shareholders or until their respective successors are duly elected and qualified. The seven nominees of the Board of Directors of the Company were elected at the meeting. The number of shares voted for and withheld with respect to each of the nominees were as follows:

Nominee	Shares Voted For	Shares Withheld
Michael J. Taylor	3,440,748	65,611
Michael Hanson	3,457,262	49,097
Max Reichenthal	3,381,135	125,224
Sandy Scott	2,920,869	585,490
Tim Stevenson	3,383,604	122,755
Sharon Taylor	3,407,399	98,960
Joe L. Williams	3,096,330	410,029

The shareholders also voted on the following non-binding, advisory resolution regarding the compensation of the Company’s executive officers: “Resolved, that the shareholders approve the compensation of the Company’s Named Executive Officers as disclosed in the Company’s 2025 proxy statement pursuant to the disclosure rules of the U.S. Securities and Exchange Commission (which disclosure includes the Summary Compensation Table and related discussion).” The number of shares that were voted for, voted against or abstained from voting on the approval of the non-binding, advisory resolution regarding the compensation of the Company’s executive officers are as follows:

Shares
For	3,363,395
Against	82,140
Abstain	60,822

The shareholders also voted on the frequency of the advisory vote of the compensation of the Company’s executive officers. The number of the shares that were voted for a frequency of 1 year, voted for a frequency of 2 years, voted for a frequence of 3 years or abstained from voting on the frequency of the advisory vote of the compensation of the Company’s executive officers are as follows:

Shares
1 Year	2,960,270
2 Years	9,443
3 Years	529,211
Abstain	8,526

The shareholders also voted to ratify the selection of Baker Tilly US, LLP as the Company’s independent registered public accounting firm for the fiscal year ending March 31, 2026. The number of shares that were voted for, voted against or abstained from voting on the ratification of the selection of Baker Tilly US, LLP as the Company’s independent registered public accounting firm for the fiscal year ending March 31, 2026 are as follows:

Shares
For	5,140,194
Against	69,423
Abstain	5,183

The shareholders also voted on an amendment to the Company’s Articles of Incorporation to allow shareholders the ability to amend the Company’s Bylaws. The amendment to the Company’s Articles of Incorporation was not approved because the affirmative votes received were less than two-thirds of the Company’s outstanding shares entitled to vote at the meeting.

The number of the shares of Common Stock represented at the meeting that were voted for, voted against, or abstained from voting on the amendment to the Company’s Articles of Incorporation to allow shareholders the ability to amend the Company’s Bylaws are set forth below:

Shares
For	3,418,330
Against	81,346
Abstain	6,683

The shareholders also voted to approve the Company’s 2025 Long-Term Incentive Plan. The number of the shares of Common Stock represented at the meeting that were voted for, voted against, or abstained from voting on the approval of the Company’s 2025 Long-Term Incentive Plan are set forth below:
Shares
For	3,347,167
Against	142,507
Abstain	15,590

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:         September 23, 2025

FRIEDMAN INDUSTRIES, INCORPORATED

By:	/s/ Alex LaRue
Alex LaRue
Chief Financial Officer - Secretary and Treasurer